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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 30, 2007


                                  RADNET, INC.
             (Exact Name of Registrant as Specified in Its Charter)

          NEW YORK                  0-19019                 13-3326724
(State or Other Jurisdiction      (Commission              (IRS Employer
      of Incorporation)          File Number)           Identification No.)

                               1510 COTNER AVENUE
                          LOS ANGELES, CALIFORNIA 90025
               (Address of Principal Executive Offices) (Zip Code)

                                 (310) 478-7808
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
           YEAR

         On November 30, 2007, the Board of Directors of RadNet, Inc. (the "Company") approved amending and restating Article VI ("Capital Stock") of the Company's By-Laws to permit the issuance and transfer of both certificated and uncertificated shares of capital stock of the Company, to comply with new rules enacted by The Nasdaq Stock Market, Inc. ("Nasdaq"). The changes also allow the Board of Directors to direct the issuance of uncertificated shares of capital stock in replacement for previously issued shares of certificated capital stock. The new Nasdaq rules require all securities listed on Nasdaq to be eligible for a "direct registration program" operated by a clearing agency by January 1, 2008. A direct registration program enables investors to establish, either through a company's transfer agent or through the investor's broker-dealer, a book-entry position on the books of the issuer and to electronically transfer their positions through the Depositary Trust Company. It also enables investors to have securities registered in their names without having a physical certificate issued. The changes to Article VI of the Company's By-Laws are intended to permit the Company to satisfy these new requirements.

The First Amendment to the By-Laws is effective as of November 30, 2007. The summary of changes to the By-Laws set forth above is qualified in its entirety by reference to the full text of the First Amendment to the By-Laws of the Company, a copy of which is attached to this report as Exhibit 3.1 and incorporated herein by reference.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit 3.1   First Amendment to the By-Laws



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 4, 2007                        RADNET, INC.



                                        /s/  Howard G. Berger, M.D.
                                        ---------------------------------------
                                        Howard G. Berger, M.D.
                                        PRESIDENT AND CHIEF EXECUTIVE OFFICER